Northeast Investors Growth Fund
100 High Street
Boston, Massachusetts 02110

May 17, 2017

Securities and Exchange Commission
Division of Investment Management
100 F Street, N.E.
Washington, D.C. 20549-1520

RE:	Northeast Investors Growth Fund (“Registrant”)
File Nos: 002-68483
  811-03074

On behalf of the Registrant and pursuant to Rule 497(c) under the Securities Act of 1933, as amended, attached for filing are exhibits containing interactive data format risk/return summary information that mirrors the risk/return summary information contained in the Prospectus dated May 1, 2017, with respect to the Fund.   The purpose of this filing is to submit the 497(c) filing dated May 1, 2017 in XBRL.

If you have any questions regarding this filing, please contact Sareena Khwaja-Dixon, Vice President and Senior Counsel with the Registrant’s service provider, ALPS Fund Services, Inc., at (720) 917-0864.

Sincerely,

/s/ John F. Francini, Jr.
John F. Francini, Jr.
Chief Financial and Accounting Officer